SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This Second Amendment to Securities Purchase Agreement (this “Amendment”), dated as of May 6, 2016, is being entered into by and among (i) Digital Turbine Media, Inc. (f/k/a Appia, Inc.), a Delaware corporation (“DT Media”), (ii) Digital Turbine USA, Inc. (f/k/a Digital Turbine, Inc.), a Delaware corporation (“DT USA” and together with DT Media, the “Companies” with each, a “Company”), and (iii) North Atlantic SBIC IV, L.P., a Delaware limited partnership (the “Purchaser” and collectively with the Companies, the “Parties” with each, a “Party”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Parties have entered into that certain Securities Purchase Agreement, dated as of March 6, 2015, as amended by the Amendment to Securities Purchase Agreement, dated February 17, 2016 (as the same may from time to time be further amended, modified, supplemented or restated, the “Purchase Agreement”); and

WHEREAS, in accordance with Section 11.1 of the Purchase Agreement, the Parties have agreed to further amend the Purchase Agreement pursuant to this Amendment, as set forth herein.

AGREEMENT

In consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Party agrees to amend the Purchase Agreement as follows:

1. Amendment to Purchase Agreement. The third sentence of Section 2.8(c) is hereby deleted in its entirety and replaced with the following: “On May 6, 2016, Digital Turbine Media, Inc. (f/k/a Appia, Inc.) shall pay to Purchaser the amount of One Hundred Forty Thousand Dollars ($140,000) as a restructuring fee.”

2. Effective Date; Conditions Precedent. This Amendment will become effective upon (a) its execution by the Parties, (b) evidence, as reasonably requested by Purchaser, of the due execution and delivery of this Amendment by the Companies and the power and authority of the Companies to enter into this Amendment, and (c) receipt by Purchaser, in immediately available funds, of (i) One Hundred Forty Thousand Dollars ($140,000) as a restructuring fee, and (ii) an amount equal to all other reasonable fees and expenses (including attorneys’ fees and expenses) incurred by Purchaser in connection with the preparation, negotiation and execution of this Amendment.

3. Headings. The headings of the Sections herein are inserted for convenience of reference only and are not intended to be a part of or affect the meaning or interpretation of this Amendment.

4. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, as such laws are applied to contracts entered into and performed in such State, without reference to principles of conflicts of laws.

6. Counterparts; Electronic Signatures. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. The Parties agree that this Amendment shall be legally binding upon the electronic transmission, including by facsimile or email, by each Party of a signed signature page to this Amendment to the other Parties.

7. Full Force and Effect; No Obligation for Other Amendments. Each of the Parties hereto confirms that this Amendment is intended to be a part of, and will serve as a valid, written amendment to, the Purchase Agreement. Except as otherwise set forth in this Amendment, this Amendment shall not, by implication or otherwise, alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Purchase Agreement, the Unconditional Secured Guaranty and Pledge Agreement, dated March 6, 2015, from DT USA to Purchaser, or any other instrument, document or agreement executed in connection therewith or referred to therein (collectively, the “Documents”), which are hereby ratified and affirmed in all respects and shall continue in full force and effect, and this Amendment will not operate as an extension or waiver by the parties to the Documents of any other condition, covenant, obligation, right, power or privilege under the Documents. This Amendment relates only to the specific matters covered herein, and shall not be considered to create a course of dealing or to otherwise obligate any party to the Documents to execute similar amendments or grant any waivers under the same or similar circumstances in the future.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on their respective behalf, by their respective officers thereunto duly authorized all as of the day and year first above written.

DT MEDIA:

DIGITAL TURBINE MEDIA, INC.

By:
Name:	Andrew Schleimer
Title:	CFO, Digital Turbine, Inc.

DT USA:

DIGITAL TURBINE USA, INC.

By:
Name:	Andrew Schleimer
Title:	CFO, Digital Turbine, Inc.

PURCHASER:

NORTH ATLANTIC SBIC IV, L.P.

By:	North Atlantic Investors SBIC IV, LLC General Partner
By:
Name:	David M. Coit
Title:	Managing Director

[Signature Page to Second Amendment to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on their respective behalf, by their respective officers thereunto duly authorized all as of the day and year first above written.

DT MEDIA:

DIGITAL TURBINE MEDIA, INC.

By:
Name:
Title:

DT USA:

DIGITAL TURBINE USA, INC.

By:
Name:
Title:

PURCHASER:

NORTH ATLANTIC SBIC IV, L.P.

By:	North Atlantic Investors SBIC IV, LLC General Partner
By:
Name:	David M. Coit
Title:	Managing Director

[Signature Page to Second Amendment to Securities Purchase Agreement]

4